                                                                   EXHIBIT 10.34


                                                                  EXHIBIT 2.2(G)


THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE MAKER HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE MAKER IN ITS SOLE DISCRETION.

                          HOMECOM COMMUNICATIONS, INC.

               Warrant for the Purchase of Shares of Common Stock


                                                                   25,000 SHARES

                  FOR VALUE RECEIVED, HOMECOM COMMUNICATIONS, INC., a Delaware corporation (the "Company"), hereby certifies that HAMILTON DORSEY ALSTON Company or its permitted assigns, is entitled to purchase from the Company, subject to the vesting schedule described herein, and in all events, prior to 5:00 P.M., Atlanta, Georgia time, on January 23, 2001, TWENTY FIVE THOUSAND (25,000) fully paid and non-assessable shares of the common stock, $.0001 par value per share, of the Company for an aggregate purchase price of $92,500.00 (computed on the basis of $3.70 per share). Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "Warrant Share," and collectively as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "Aggregate Warrant Price," (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "Per Share Warrant Price," (v) this Warrant, all similar Warrants issued on the date hereof and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "Warrants," and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders." The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided, and in the event of any such adjustment, the number of Warrant Shares shall be adjusted to equal the number determined by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

         1.  Exercise of Warrant.

                  (a) The right to purchase shares of Common Stock pursuant to this Warrant is subject to vesting as described below, and the Holder may not exercise its right to purchase such shares, except only as to such rights which are fully vested in accordance with the following vesting schedule. The right to purchase the first eight thousand three hundred thirty-three and 33/100 (8,333.33) shares of Common Stock purchasable hereunder shall become vested as of January 23, 1999, the right to purchase the second eight thousand three hundred thirty-three and 33/100 (8,333.33) shares of Common Stock purchasable hereunder shall become vested as of January 23, 2000, and the right to purchase the third eight thousand three hundred thirty-three and 33/100 (8,333.33) shares of Common Stock purchasable hereunder shall become vested as of January 23, 2001. After the right to purchase any share of Common Stock purchasable under this Warrant has become fully vested, the Holder may thereafter exercise this Warrant, in whole at any time or in part from time to time, with respect to such vested shares prior to 5:00 P.M., Atlanta, Georgia time, on March 31, 2001 (such period, with respect to such the vested rights to purchase shares, being the "Exercise Period"), by the Holder by the surrender of this Warrant, together with the Warrant Exercise Agreement in the form attached hereto as Exhibit A duly completed and executed by the Holder or its duly authorized agent, and upon payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. Notwithstanding anything contained herein to the contrary, this Warrant shall terminate on March 31, 2001 (the "Expiration Date"). If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

                  (b) The market price of a share of the Common Stock (the "Market Price") on any date of determination shall be (i) the last reported sale price per share of the Common Stock on the business day immediately preceding the date of determination as reported on the National Association of Securities Dealers Automated Quotations System ("Nasdaq") National Market (the "National Market"), or (ii) if there is no such reported sale on the date in question, the average of the closing bid and asked quotations as so reported on the National Market, or (iii) if the Common Stock is not then listed on the National Market, the last reported sale price per share of the Common Stock on such national securities exchange upon which the Common Stock is then listed, or (iv) if the Common Stock is not then listed on any national securities exchange, the average of the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq, or if not so reported, as reported by the National Quotations Bureau or a similar organization. In the absence of such quotations, the Board of Directors of the Company shall determine in good faith the fair market value per share of the Common Stock, which shall for these purposes be deemed to be the market price, which determination shall be set forth in a certificate executed by an officer of the Company showing the facts upon which the market price is based.

         2. Reservation of Warrant Shares; Listing. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal and (b) if the Company hereafter lists the Common Stock on any national securities exchange, keep the shares of the Common Stock receivable upon the exercise of this Warrant authorized for listing on such exchange upon notice of issuance.

         3.  Protection Against Dilution.

                  (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of the Common Stock (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, without payment therefor, with respect to the Common Stock, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and property which the Holder would hold on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period. Notice of each such distribution shall be forthwith mailed to the Holder.

                  (b) If, at any time or from time to time after the date of this Warrant, the Company shall (i) pay a dividend or make a distribution on its capital stock in shares of the Common Stock, (ii) subdivide its outstanding shares of the Common Stock into a greater number of shares, (iii) combine its outstanding shares of the Common Stock into a smaller number of shares or (iv) issue by reclassification of the Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder upon the exercise hereof shall be entitled to receive the number of shares of the Common Stock or other capital stock of the Company which the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Section 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another entity (including any exchange effected in connection with a merger of another corporation with the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance (collectively herein referred to as a "Transaction") had this Warrant been exercised immediately prior to the effective date of such Transaction and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Section 3(c) shall similarly apply to successive Transactions. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any Transaction and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. Alternatively, in the event of a Transaction, the Company may unilaterally cancel and terminate this Warrant in exchange for (a) the cash or whole shares which the holder hereof would be entitled to receive in the Transaction in exchange for the number of shares of the Company issuable upon exercise hereof minus (b) the cash, or whole shares of the survivor in the Transaction, equal in value to the exercise price.

                  (d) If the Board of Directors of the Company shall (i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend payable otherwise than out of earnings or earned surplus, (ii) offer to the holders of shares of the Common Stock any additional shares of the Common Stock, any securities convertible into or exercisable for shares of the Common Stock or any rights to subscribe thereto or (iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend, distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

                  (e) If, as a result of an adjustment made pursuant to this
Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of the Common Stock and other capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of the Common Stock and other capital stock and any subsequent adjustments made pursuant to this Section 3 shall apply equally to each such resulting class of capital stock.

         4. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, rights of first refusal or other contractual rights to purchase securities of the Company, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

         5. Non-Transferability. This Warrant may not be sold, transferred, assigned, pledged or hypothecated by the Holder. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder of this Warrant.

         6. No Rights as Stockholders. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote, receive dividends or to be deemed for any purpose the holder of Warrant Shares or of any other securities of the Company that may at any time be issuable on the exercise of this Warrant, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote on matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or, without limitation, otherwise), or to receive notice of meetings, or to receive subscription rights or otherwise, until this Warrant shall have been exercised as provided herein.

         7. Issuance of New Warrants. Notwithstanding any of the provisions of this Warrant to the contrary, the Company may, at its option, issue a new Warrant in such form as may be approved by its Board of Directors which reflect any adjustment or change in the number or kind or class of shares of stock or other securities or property purchasable under this Warrant made in accordance with the provisions hereof. The Company may, at its option, require the Holder of this Warrant to surrender its then current Warrant for any such new Warrant.

         8. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         9. Communication. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                         (a) the Company at Fourteen Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305, or such other address as the Company has designated in writing to the Holder, or

                         (b) the Holder at 3350 Cumberland Circle, Suite 100, Atlanta, Georgia 30339-3346 or such other address as the Holder has designated in writing to the Company.

         10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         11. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Georgia, without giving effect to the principles of conflicts of law thereof.

         12. Supplements and Amendments. This Warrant may be amended or supplemented at any time in writing signed by the Company and the Holder.

         13. Successors. This Warrant shall be binding upon and inure to the benefit of the respective successors and permitted assigns hereunder of the Company or the Holder.

         14. Termination. This Warrant shall terminate at the close of business on the Expiration Date. Notwithstanding the foregoing, this Warrant will terminate on any earlier date when this Warrant has been exercised in full or has been redeemed or acquired by the Company.

         15. Jurisdiction and Venue. Any judicial proceedings brought by or against any party on any dispute arising out of this Warrant or any matter related thereto shall be brought in the state or federal courts of Fulton County, Georgia and, by execution and delivery of this Warrant, each of the parties accepts for itself the exclusive jurisdiction and venue of the aforesaid courts as trial courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant after exhaustion of all appeals taken (or by the appropriate appellate court if such appellate court renders judgment).

         16. Benefits of this Agreement. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant, and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder hereof.

         17. Severability. If any provision of this Warrant is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Warrant shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Warrant shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Warrant. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Warrant a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  IN WITNESS WHEREOF, HomeCom Communications, Inc. has caused this Warrant to be signed by its a duly authorized officer and its corporate seal to be hereunto affixed and attested by its Secretary this 23rd day of January, 1998.

                                            HOMECOM COMMUNICATIONS, INC.



                                            By:
                                               ---------------------------------
                                                      Harvey Sax, President

ATTEST:



-----------------------------
Name:
Title:

[Corporate Seal]

                                    EXHIBIT A

                           Warrant Exercise Agreement

                                    EXHIBIT A

                          HOMECOM COMMUNICATIONS, INC.

                           WARRANT EXERCISE AGREEMENT
                 INCLUDING INVESTOR SUITABILITY REPRESENTATIONS

  THE SECURITIES OF HOMECOM COMMUNICATIONS, INC. WHICH WILL BE ISSUED UPON THE EXERCISE OF THE WARRANTS (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE "BLUE SKY" OR SECURITIES LAWS. THE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS.

  This WARRANT EXERCISE AGREEMENT (the "Agreement") dated as of _____ , ___ is made and entered into between HOMECOM COMMUNICATIONS, INC., a Delaware corporation ("HomeCom" or the "Company"); and the person executing this Agreement as the investor (the "Investor"). By executing this Agreement, Investor acknowledges that Investor understands that the Company is relying upon the accuracy of the representations and warranties of Investor contained herein in complying with its obligations under applicable securities laws.

                                  WITNESSETH:

  WHEREAS, the Investor desires to exercise a Warrant to acquire shares of the Company's Common Stock;

  NOW, THEREFORE, for and in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor agree as follows:

  1. EXERCISE OF THE WARRANTS. Subject to the terms and conditions set forth herein, Investor hereby exercises the Warrant to acquire the number of shares of Common Stock of HomeCom set forth below the Investor's signature hereto (the "Securities"). The Warrant shall be deemed exercised only when and if this Agreement is countersigned by HomeCom. HomeCom shall countersign this Agreement only if HomeCom determines that this Agreement is fully completed and executed by the Investor and that the Investor has represented that the Investor is an "accredited investor" as defined under Regulation D of the Securities Act of 1933, as amended (the "1933 Act").

  2. INVESTOR'S REPRESENTATIONS AND WARRANTIES. Investor represents, warrants and covenants to HomeCom as of the date hereof that:

  a. Investor is a resident of the state shown in Investor's address below and will be the sole party in interest as to the Securities subscribed for and is acquiring the Securities for Investor's own account, for investment only and not with a view toward the resale or distribution thereof.

  b. Investor must bear the economic risk of this investment for an indefinite period of time because the Securities are not registered under the 1933 Act or the securities laws of any state or other jurisdiction. Investor has been advised that the Securities are not being registered under the 1933 Act upon the basis that tile transactions involving their sale are exempt from such registration requirements as transactions by an issuer not involving any public offering in reliance on Sections 4(2) and 3(b) of the 1933 Act, and that reliance by HomeComm on such exemption is predicated in part on Investor's representations set forth in this Agreement. Investor acknowledges that HomeCom makes no representations of any kind concerning its intent or ability to offer or sell the Securities to the public, under Rule 144 or otherwise, except as set forth in the Warrant. Investor further understands that HomeCom makes no covenant, representation or warranty with respect to the registration of the Securities the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning HomeCom, except as set forth in the Warrant.

  c. Investor is able to bear the economic risk of losing Investor's entire investment in HomeCom, which is not disproportionate to Investor's net worth, and that Investor has adequate means of providing for Investor's current needs and personal contingencies without regard to the investment in HomeCom. Investor further represents and warrants that Investor is an "accredited investor" as defined in Rule 501(a) Regulation D promulgated pursuant to the 1933 Act.

  d. In connection with Investor's purchase of any of the Securities no oral or written representations or warranties have been made to Investor other than those contained herein.

  e. To the extent Investor has deemed necessary, Investor has consulted with Investors attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed this Agreement and all documents relating hereto on Investor's behalf Investor and Investor's advisors have sufficient knowledge and experience in business and financial matters to evaluate HomeCom, to evaluate the risks and merits of an investment in HomeCom, to make an informed investment decision with respect thereto, and to protect Investor's interest in connection with Investor's purchase of the Securities without need for the additional information which would be required to be included in more complete registration statements effective under the 1933 Act. Investor acknowledges that an investment in HomeCom involves a high degree of risk, and Investor represents that Investor and Investor's advisors have engaged in a complete and thorough independent analysis of HomeCom (including the financial condition of HomeCom and have independently determined the advisability and suitability of Investor's investment in HomeCom while taking into account Investor's level of sophistication, financial resources (including the percentage of Investor's total assets that this investment will represent), tolerance for risk, and investment objectives.

  f. Investor and Investor's advisors have had an opportunity to ask questions of and to receive answers from the officers of HomeCom and to obtain additional information in writing to the extent that HomeCom possesses such information or could acquire it without unreasonable effort or expense: (i) relative to HomeCom and the offering of the Securities; and (ii) necessary to verify the accuracy of any information, documents, books and records furnished. All such materials and information requested by Investor and Investor's advisors (including information requested to verify information previously furnished) have been made available and examined by Investor or Investor's advisors. Investor further acknowledges that Investor and Investor's advisors have met with (or have been provided an opportunity to meet with) HomeCom's Chief Financial Officer and have had an opportunity to ask any and all questions of, and receive answers to their satisfaction from, such Chief Financial Officer. Investor acknowledges that all discussions with officers of HomeCom as well as any written information issued by HomeCom, were intended to describe the aspects of HomeCom's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description. Investor acknowledges that HomeCom has not provided any information to Investor regarding HomeCom's future prospects for success nor has HomeCom made any representations or warranties to Investor regarding the merits or advisability of purchasing the Securities.

  g. Investor will not attempt to pledge, transfer, convey or otherwise dispose of the Securities except in a transaction that is the subject of either (i) an effective registration statement under the 1933 Act and any applicable state securities laws, or (ii) an opinion of counsel, which opinion of counsel shall be satisfactory to HomeCom, to the effect that such registration is not required. HomeCom may rely on such an opinion of Investor's counsel in making such determination. Investor consents to the placement of legends on any certificates or documents representing any of the Securities, or any securities issuable thereunder, stating that they have not been registered under the 1933 Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof. Investor is aware that HomeCom will make a notation in its appropriate records, and notify its transfer agent, with respect to the restrictions on the transferability of the Securities.

  h. If Investor is an individual, he or she is at least 21 years of age or older or, if Investor is a partnership, then each of its individual partners is of at least such age.

  i. Investor is the beneficial owner of the Warrants registered in its name, that such Warrants are free and clear of all liens and encumbrances, and that there are no liens or encumbrances on Investor's right to receive the Securities on the exercise of the Warrant.

  3. INDEMNIFICATION. Investor recognizes that the sale of the Securities to it will be based upon its representations and warranties set forth above and on other written information supplied by Investor to HomeCom. Investor agrees to indemnify and to hold harmless HomeCom, and its affiliates from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, arising out of or based upon any false representation or warranty made by Investor in this Warrant Exercise Agreement and/or any failure by Investor to fulfill any covenants or agreements set forth herein or in the other documents executed and delivered by him in connection with this transaction.

  4. TERMS OF OFFERING. No commission or similar compensation will be paid in connection with the purchase of the Securities pursuant to the exercise of the Warrants.

  5. RESALE OF SECURITIES. Investor understands that if a public market for the Securities should be maintained (as to which no assurance can be given), Rule 144 (the "Rule") promulgated under the Securities Act, subject to all of its terms and conditions, permits the public resale (in limited amounts) of securities acquired in nonpublic offerings such as the Securities without having to satisfy the registration requirements of the Securities Act. Investor further understands that, except as set forth in the Warrant, HomeCom makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning HomeCom, which in most circumstances is required by the Rule as one of the conditions of its availability. Accordingly, Investor recognizes that notwithstanding the ultimate development and maintenance of a public market for the Securities, he may not be able to take advantage of the resale provisions of the Rule and may be unable to publicly offer or sell any of such Shares unless the rights to have the Securities registered for resale, as set out in the Warrant, become available to him.

  6. SURVIVAL OF REGISTRATION RIGHTS AND OTHER INVESTOR PROTECTIONS. Neither the execution of this Agreement nor the exercise or partial exercise of the Warrant shall terminate the registration rights of the Investor set forth in the Warrant, if any, which shall survive such execution and exercise.

  7. FURTHER INVESTOR SUITABILITY REPRESENTATIONS. Investor understands that the Securities offered by HomeCom will not be registered under the 1933 Act. Investor also understands that in order to ensure that the offering and sale of the Securities are exempt from registration undo the 1933 Act, HomeCom is required to have reasonable grounds to believe that Investor qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act. Investor understands that the information supplied in this section will be disclosed to no one other than officers and agents of HomeCom without Investor's consent unless it is necessary for HomeCom to use such information to support the exemptions from registration under the 1933 Act and under the law of any state or other jurisdiction.

  In order to induce HomeCom to permit Investor to purchase a portion of the Securities, Investor makes the following representations and warranties:

A. BACKGROUND AND ADMINISTRATIVE INFORMATION.

NAME(S) IN WHICH INTERESTS ARE TO BE HELD:


--------------------------------------------------------------------------------
  First Name                   Initial                          Last Name


--------------------------------------------------------------------------------
  First Name                   Initial                          Last Name


--------------------------------------------------------------------------------
  Entity

SOCIAL SECURITY NUMBER(S):     OR         TAX IDENTIFICATION NUMBER(S):


------------------------------------            --------------------------------


------------------------------------            --------------------------------


  Manner in which title to be held (please check one):

  _ Individual Ownership
  _ Community Property
  _ Tenants in Common
  _ Joint Tenants with
      Right of Survivorship
  _ Partnership*
  _ Corporation**
  _ As Custodian, Executor Agreement or Trustee for_____________ ***

* If a partnership, a copy of the partnership agreement must be attached to the Subscription Agreement.
** If a corporation, a certified resolution authorizing this investment must be attached to the Subscription Agreement.
*** If a custodian, trustee or executor, a copy of the trust, testamentary document or other agreement authorizing this investment must be attached to the Subscription Agreement.

CORRESPONDENCE ADDRESS:


--------------------------------------------------------------------------------
  Street


--------------------------------------------------------------------------------
  City                          State                              Zip Code

BROKER'S TELEPHONE NUMBER: BUSINESS ( )_________________


CHECKS SHOULD BE MAILED TO:

(Please check one)                               ____ Correspondence Address
                                                 ____ Account Officer (Specify
                                                 ____ name and address below)
                                                 ____ Other (specify below)

STATE (OR OTHER JURISDICTION) IN WHICH BROKER RECEIVED SUBSCRIPTION AGREEMENT:

--------------------------------------------------------------------------------

DESCRIBE ANY PRE-EXISTING PERSONAL OR BUSINESS RELATIONSHIP WITH THE COMPANY, ID OFFICERS OR DIRECTORS:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



B. BROKER SUITABILITY REQUIREMENTS.

  The financial information and representations in this section are required to be provided to the Company for Broker to qualify to purchase Securities. Broker must INITIAL the paragraph below which describes the suitability requirement under which Broker intends to qualify. Upon request of the Company, Broker must provide information to document the representation initialed, as described within each paragraph.

ONLY ONE PARAGRAPH NEED BE INITIALED.

_____  1. INDIVIDUAL NET WORTH SUITABILITY

Initials

          This suitability requirement may be selected only by an individual(s), and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

          Broker represents and warrants that his or her individual net worth (excluding automobiles, principal residence and furnishings) with spouse exceeds $l,000,000.

                                       OR

________  2. INDIVIDUAL INCOME SUITABILITY
Initials
             This suitability requirement may be selected only by an individual(s), and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

             Broker represents and warrants that his or her individual income was in excess of $200,000, or his or her joint income with spouse was in excess of $300,000, in each of the two most recent years and he or she reasonably expects his or her net income to reach such level in the current year.

                                       OR

________  3. DIRECTOR OR EXECUTIVE OFFICER SUITABILITY
Initials
             This suitability requirement may be selected only by an individual(s), and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

             Broker represents and warrants that he or she is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. For purposes hereof, "executive officer" shall mean the President, any
             Vice President in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.

                                       OR

          4. Certain Qualified Organizations

          Purchase represents and warrants that it is (check one):

          ________   a.   A corporation, partnership, Massachusetts or similar
          Initials        business trust, or organization Initials described
                          in Section 501(cX3) of the Internal Revenue Code of
                          1986 (tax exempt organization), not formed for the
                          specific purpose of acquiring Securities, having
                          total assets in excess of $5,000,000.

          ________   b.   A bank, savings and loan association or other similar
          Initials        institution (as defined in Initials Sections 3(aX2)
                          and 3(a)(5)(A) of the 1933 Act).

          ________   c.   An insurance company (as defined in Section 2(13) of
          Initials        the 1933 Act).  Initial,

          ________   d.   An investment company registered under the Investment
          Initials        Company Act of 1940.  Initials

          ________   e.   A business development company (as defined in Section 2
          Initials        (a)(48) of the Investment Company Act of 1940) or a
                          private business development company (as defined in
                          Section 202(aX22) of the Investment Advisers Act of 1940).

          ________   f.   A Small Business Investment Company licensed by the
          Initials        U.S. Small Business Administration under Sections
                          301(c) or (d) of the Small Business Investment Act of
                          1958.

          ________   g.   A broker or dealer registered pursuant to Section 15 of
          Initials        the Securities Exchange Act of 1934, as amended.

               ________  h.    A plan established and maintained by a state, its political
               Initials        subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its Purchasers, which plan has total assets in excess of $5,000,000.

               ________  i.    An Purchaser benefit plan within the meaning of the Purchaser
               Initials        Retirement Income Security Act of 1974 ("ERISA"), if the
                               investment decision is made by a "Plan Fiduciary", as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered
                               investment adviser.

               ________  j.    An Purchaser benefit plan within the meaning of ERISA having
               Initials        total assets in excess of $5,000,000.

               ________  k.    A self-directed Purchaser benefit plan within the meaning of
               Initials        ERISA, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of
                               Regulation D.

               ________  l.    A trust with total assets in excess of $5,000,000 not formed
               Initials        for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person (i.e., a
                               person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities).

NOTE:      If you claim suitability under this paragraph (3), the Company may require that you provide appropriate information supporting your claim to status as a Qualified Organization.

                                      OR

________  5. ENTITY SUITABILITY
Initials

             The Investor represents and warrants that it is a corporation, a partnership, an unincorporated association or other similar entity, and that each owner of an equity interest in the entity satisfies the suitability requirements of either paragraphs (1), (2) or (3) above. An entity may be newly formed for the purpose of purchasing a Security.

             NOTE: If you claim suitability under this paragraph (4), you must submit a list of each of the owners with an equity interest in the entity, setting forth the address, telephone number and social security or tax identification number and list for EACH such owner the information required under paragraphs (1), (2) or (3) above. These separate pages must be validly signed by or on behalf of each such owner or beneficiary. Alternatively, each such owner or beneficiary may complete a separate copy of the Subscription Agreement.

________  6. NONE OF THE ABOVE.
Initials

  7.    MISCELLANEOUS.

  a. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

  b. This Agreement and the Securities issuable to Investor in connection herewith contain the entire agreement between the parties with respect to the subject matter hereof. The provisions of this Agreement may not be modified or waived except in writing.

  c. The headings of this Agreement are for convenience of reference only, and they shall not limit or otherwise affect the interpretation of any term or provision hereof.

  d. This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. Investor may not assign any of Investor's rights or interests in and under this Agreement without the prior written consent of HomeCom, and any attempted assignment without such consent shall be void and without effect.

  8. ACCEPTANCE. This Agreement is subject to rejection or acceptance by HomeCom, in its absolute discretion.

  9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original. HomeCom shall retain one counterpart, and one counterpart shall be returned to Investor upon acceptance thereof by HomeCom.

                            [SIGNATURES ON NEXT PAGE]

  IN WITNESS WHEREOF, Investor has executed this Warrant Exercise Agreement this _____ day of _______________, ___.

FOR CORPORATE, TRUST, OR                        FOR INDIVIDUAL PURCHASER(S)
PARTNERSHIP PURCHASERS

                                             (1)
                                                --------------------------------
                                                Signature of Purchaser
-------------------------------------
Name of Purchaser (Please print)

                                                --------------------------------
By:                                             Name of Purchaser (Please Print)
   ----------------------------------
Title:
      -------------------------------
                                             (2)
                                                --------------------------------
                                                Signature of Purchaser


                                                --------------------------------
                                                Name of Purchaser (Please Print)




                           TO BE COMPLETED BY COMPANY

         The proposed exercise of the HomeCom Warrant for shares of HomeCom Common Stock is accepted this ________ day of_____________, ______.



                                             HOMECOM COMMUNICATIONS, INC.,
                                             a Delaware corporation



                                             By:
                                                --------------------------------
                                                Harvey W. Sax, President